MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
17a-7  (PORTFOLIO TRADES WITH  AFFILIATES)
FOR THE PERIOD  NOVEMBER 1, 1999 -DECEMBER 31 , 1999



TRANSACTION				SHARES/	LOCAL		US $	SELLER
DATE	 SECURITY			PAR	PRICE  CURRENCY VALUE		BUYER


ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
12/08/99 British Land Company PLC	12,460 	4.2000 	UK	85,491 	Van Kampen
Global Equity Allocation Fund
										MSDWIF Active Internat'l Allocation Portfolio
12/08/99 Drott 				23,475 	90.0000 SX	253,069 Van Kampen Global Equity
Allocation Fund
										MSDWIF Active Internat'l Allocation Portfolio
12/08/99 Drott 				1,380 	90.0000 SX	14,877 	Government of Singapore
										MSDWIF Active Internat'l Allocation Portfolio
12/08/99 Drott 				325 	90.0000 SX	3,504 	Van Kampen Global Managed
										MSDWIF Active Internat'l Allocation Portfolio
12/08/99 Fonciere Lyonnaise		420 	127.5000EU	54,959 	Van Kampen Global Equity
Allocation Fund
										MSDWIF Active Internat'l Allocation Portfolio
12/08/99 Great Portland Estates PLC	28,400 	1.8400 	UK	85,367 	Van Kampen
Global Equity Allocation Fund
										MSDWIF Active Internat'l Allocation Portfolio
12/08/99 Hammerson			27,100 	4.3128 	UK	191,266 Van Kampen Global Equity
Allocation Fund
										MSDWIF Active Internat'l Allocation Portfolio
12/08/99 Land Securities PLC		47,920 	6.8900 	UK	536,685 Van Kampen Global
Equity Allocation Fund
										MSDWIF Active Internat'l Allocation Portfolio
12/08/99 Slough Estates PLC		16,330 	3.4100 	UK	90,969 	MS Fund Global
Allocation Portfolio
										MSDWIF Active Internat'l Allocation Portfolio
12/08/99 Tornet Fastighets		210 	109.5000SX	2,754 	Van Kampen Global
Equity Allocation Fund
										MSDWIF Active Internat'l Allocation Portfolio
12/09/99 MEPC PLC			11,670 	4.3200 	UK	82,247 	MS Fund Global
Allocation Portfolio
										MSDWIF Active Internat'l Allocation Portfolio
12/09/99 Immobiliaria Metropolitana Vasco2,510 	17.9000 EU	45,668 	Van Kampen
Global Equity Allocation Fund
										MSDWIF Active Internat'l Allocation Portfolio
12/17/99 Rodamco Continental Europe	8,615 	39.2500 EU	340,389 Ducato Geatoini
- Real Estate
										MSDWIF Active Internat'l Allocation Portfolio

ASIAN EQUITY PORTFOLIO
12/15/99 Omni Industries		29,000 	2.3700 	SD	41,008 	MSDW Asia-Pacific Fund,
Inc.
										MSDWIF Asian Equity Portfolio
12/15/99 Omni Industries		9,000 	2.3700 	SD	12,727 	MSDW Pacific Growth Fund
										MSDWIF Asian Equity Portfolio
12/15/99 Singapore Tech Engineering	27,000 	2.3600 	SD	38,019
MSDW Asia-Pacific Fund, Inc.
										MSDWIF Asian Equity Portfolio
12/15/99 DBS Land			33,000 	3.1800 	SD	62,613 	MSDW Pacific Growth Fund
										MSDWIF Asian Equity Portfolio

ASIAN REAL ESTATE PORTFOLIO
11/29/99 Golden Land Property		3,400 	12.2500 TH	1,067 	MSDWUF
Asian Equity Portfolio
										MSDWIF Asian Real Estate Portfolio

GLOBAL EQUITY PORTFOLIO
11/03/99 Green Property			18,700 	5.5000 	EU	102,956 MSDWIF
Global Equity Portfolio
										MSIT Australian Unit Trust
11/03/99 Green Property			70,160 	5.5000 	EU	386,279 MSDWIF
Global Equity Portfolio
										Ducato Global Equity Fund
11/03/99 Forbo Holdings AG Redg		30 	710.0000SX	13,766 	MSDWIF
Global Equity Portfolio
										Metal Industries Provident Fund
11/03/99 Forbo Holdings AG Redg		780 	710.0000SX	360,438 MSDWIF Global Equity
Portfolio
										Kuwait Fund For Arab Econ. Dev.
11/03/99 Cadiz  Inc.			18,240 	8.5625 	US	156,180 MSDWIF Global
Equity Portfolio
										Ducato Global Equity Fund
11/03/99 Cadiz  Inc.			17,300 	8.5625 	US	148,131 MSDWIF Global
Equity Portfolio
										MSIT Australian Unit Trust
11/11/99 Matthews (Bernard) PLC		75,130 	1.1800 	UK	145,773 MSDWIF
Global Equity Portfolio
										Engineering Industries Pension Fund

INTERNATIONAL EQUITY PORTFOLIO
11/15/99 Cie Financiere Richmont AG	765 	3,221.00SX	1,582,674MSDWIF
International Equity Portfolio
										Fedsure - Global Equity

INTERNATIONAL MAGNUM PORTFOLIO
11/25/99 Aventis			450 	60.7000 EU	27,865 	Stichting European Equity Fund
										MSDWIF International Magnum Portfolio

INTERNATIONAL SMALL CAP PORTFOLIO
12/02/99 Nutreco Holdings		5,260 	29.2500 EU	154,262 MSDW International Small
Cap Fund
										MSDWIF International Small Cap Portfolio
12/02/99 Metsa Tissue Corp.		8,870 	12.1500 EU	108,056 MSDW International
Small Cap Fund
										MSDWIF International Small Cap Portfolio
12/02/99 Valora Holdings Regd.		190 	390.0000SX	46,488 	MSDW International
Small Cap Fund
										MSDWIF International Small Cap Portfolio
12/02/99 Algeco				1,950 	84.3500 EU	164,918 MSDW International Small Cap Fund
										MSDWIF International Small Cap Portfolio
12/02/99 Sydbank			3,400 	310.0000DE	142,035 MSDW International Small Cap Fund
										MSDWIF International Small Cap Portfolio
12/03/99 Metsa Tissue Corp.		3,470 	12.1600 EU	42,256 	MSDW SICAV Global
Small Cap Fund
										MSDWIF International Small Cap Portfolio
12/03/99 NHP PLC			13,200 	1.6400 	UK	34,845 	MSDW SICAV Global Small Cap Fund
										MSDWIF International Small Cap Portfolio
12/06/99 Fisher & Paykel Industries	9,650 	6.5500 	NG	31,996 	MSDW SICAV
Global Small Cap Fund
										MSDWIF International Small Cap Portfolio








* All Transactions were completed in accordance with Rule 17a-7 and Board-approved Rule 17a-7 procedures.

DE - Danish Krone
EU - European Monetary Unit
NG - New Zealand
SD - Singapore Dollar
SX - Swiss Franc
TH - Thailand Baht
UK - British Pound
US - United States